UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2010

THE PMI GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-13664	94-3199675
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

PMI Plaza, 3003 Oak Road

Walnut Creek, California 94597

(Address of principal executive offices, including zip code)

(925) 658-7878

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(e)	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Compensatory Arrangements

At the Annual Meeting of Shareholders of The PMI Group, Inc. (the “Company”) held on May 21, 2010 (the “Annual Meeting”), shareholders approved an amendment to the Company’s Equity Incentive Plan, increasing the authorized common shares thereunder by three million shares. A copy of the amendment is attached as an exhibit to this Report.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, all nominees were elected to the Board of Directors, pursuant to voting results certified by the independent inspector of elections.

	Votes For	Votes Withheld	Broker Non-Votes
Carmine Guerro	46,866,495	343,921	19,641,047
Wayne E. Hedien	46,768,772	441,644	19,641,047
Louis G. Lower II	44,971,133	2,239,283	19,641,047
Raymond L. Ocampo Jr.	44,878,987	2,331,429	19,641,047
John D. Roach	46,759,293	451,123	19,641,047
L. Stephen Smith	46,696,966	513,450	19,641,047
José H. Villarreal	44,973,016	2,237,400	19,641,047
Mary Lee Widener	46,760,607	449,809	19,641,047
Ronald H. Zech	44,880,516	2,329,900	19,641,047

All proposals were ratified or approved at the Company’s Annual Meeting, pursuant to voting results certified by the independent inspector of elections.

	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2010.	65,748,447	651,659	451,357	-0-

Approval of an amendment to the Company’s Certificate of Incorporation to increase authorized common stock.	64,589,684	2,155,896	105,883	-0-

Approval of an amendment to the Company’s Employee Stock Purchase Plan to increase authorized shares.	46,126,299	1,049,563	34,554	19,641,047

Approval of an amendment to the Company’s Equity Incentive Plan to increase authorized shares.	37,714,563	9,354,157	141,694	19,641,049

Item 8.01	Other Events.

The Company’s primary mortgage insurance subsidiary is PMI Mortgage Insurance Co. (“PMI”). PMI’s principal regulator is the Arizona Department of Insurance (the “Department”). On February 10, 2010, PMI received a letter from the Department waiving, until December 31, 2011, the requirement that PMI maintain the Arizona required minimum policyholders’ position (“MPP”) to write new business. On May 24, 2010, PMI received a letter from the Department withdrawing this waiver, effective May 24, 2010. In its May 24, 2010 letter, the Department noted that PMI had recently received a capital infusion from the Company and had issued surplus notes to the Company in the amounts of $325 million and $285 million, respectively, and that these transactions increased the capital and surplus of PMI by a total of $610 million. Accordingly, the Department concluded that, “The waiver of the MPP requirement in A.R.S. Section 20-1550, issued by the Department on February 10, 2010, is no longer necessary. Therefore, the Department hereby withdraws PMI’s MPP waiver effective today.”

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

The following is filed as an exhibit to this Current Report on Form 8-K:

Exhibit No.	Description

10.1	Amendment No. 1 dated May 21, 2010 to the PMI Amended and Restated Equity Incentive Plan dated May 21, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PMI GROUP, INC.

Dated: May 25 2010	By:	/s/ Andrew D. Cameron
Andrew D. Cameron
Executive Vice President, Secretary and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amendment No. 1 dated May 21, 2010 to the PMI Amended and Restated Equity Incentive Plan dated May 21, 2009.

4